UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                           Entry Into a Material Agreement

On July 18, 2014, Alexandria Real Estate Equities, Inc. (the “Company”) issued and sold $400,000,000 aggregate principal amount of its 2.750% Senior Notes due 2020 (the “2020 Notes”) and $300,000,000 aggregate principal amount of its 4.500% Senior Notes due 2029 (the “2029 Notes” and, together with the 2020 Notes, the “Notes”) in a registered public offering pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission.  The 2020 Notes are governed by the terms of an Indenture, dated as of February 29, 2012 (the “Base Indenture”), by and among the Company, as issuer, Alexandria Real Estate Equities, L.P., as guarantor (the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 3, dated as of July 18, 2014 (the “Third Supplemental Indenture”) by and among the Company, the Guarantor and the Trustee.  The 2029 Notes are governed by the terms of the Base Indenture, as supplemented by the Supplemental Indenture No. 4, dated as of July 18, 2014 (the “Fourth Supplemental Indenture” and, together with the Base Indenture and the Third Supplemental Indenture, the “Indenture”), by and among the Company, the Guarantor and the Trustee.

The 2020 Notes bear interest at a rate of 2.750% per year, from and including July 18, 2014 or the most recent interest payment date to which interest has been paid, and are payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2015.  The 2029 Notes bear interest at a rate of 4.500% per year, from and including July 18, 2014 or the most recent interest payment date to which interest has been paid, and are payable semi-annually in arrears on January 30 and July 30 of each year, beginning on January 30, 2015.  The 2020 Notes mature on January 15, 2020 and the 2029 Notes mature on July 30, 2029.  The Notes are fully and unconditionally guaranteed, on a senior basis, by the Guarantor (the “Guarantees”), are the unsecured senior obligations of the Company and rank equally with the Company’s existing and future unsecured senior indebtedness.

The Company has the option to redeem all or a part of the Notes at any time or from time to time.  Before December 15, 2019, the redemption price for the 2020 Notes will equal the sum of (i) 100% of the principal amount of the Notes being redeemed, (ii) accrued and unpaid interest thereon, if any, to the date of the redemption, and (iii) a make-whole amount.  On or after December 15, 2019, the redemption price for the 2020 Notes will be equal to the sum of 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption.  Before April 30, 2029, the redemption price for the 2029 Notes will equal the sum of (i) 100% of the principal amount of the Notes being redeemed, (ii) accrued and unpaid interest thereon, if any, to the date of the redemption, and (iii) a make-whole amount.  On or after April 30, 2029, the redemption price for the 2029 Notes will be equal to the sum of 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption.

The Indenture contains covenants that, among other things, limit the ability of the Company, the Guarantor and the Company’s subsidiaries to (i) consummate a merger, consolidation or sale of all or substantially all of the Company’s assets and (ii) incur secured or unsecured indebtedness.  These covenants are subject to a number of important exceptions and qualifications.

The Indenture also provides for customary events of default.  In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization, the principal of and accrued and unpaid interest, if any, on all outstanding Notes will become due and payable immediately without further action or notice.  If any other event of default under the Indenture occurs and is continuing, the Trustee or holders of not less than 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

The foregoing descriptions of the Notes and the Indenture do not purport to be complete and are qualified in their entirety by the full text of the Base Indenture, the Third Supplemental Indenture, the form of the 2020 Note and Guarantee, the Fourth Supplemental Indenture and the form of the 2029 Note and Guarantee, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes and the Indenture is incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits

(d)                             Exhibits

4.1                               Indenture, dated as of February 29, 2012, among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee (filed as Exhibit 4.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on February 29, 2012, and incorporated herein by reference).

4.2                               Supplemental Indenture No. 3, dated as of July 18, 2014, by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3                               Form of 2.750% Senior Note due 2020 (included in Exhibit 4.2 above).

4.4                               Supplemental Indenture No. 4, dated as of July 18, 2014, by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5                               Form of 4.500% Senior Note due 2029 (included in Exhibit 4.4 above).

5.1                               Opinion of Venable LLP.

5.2                               Opinion of Morrison & Foerster LLP.

8.1                               Tax Opinion of Morrison & Foerster LLP.

23.1                        Consent of Venable LLP (included in opinion filed as Exhibit 5.1).

23.2                        Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 5.2).

23.3                        Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date:	July 18, 2014	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer